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                            FORM 8-K


               SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C.  20549


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


          Date of Report:  May 27, 1998 (May 20, 1998)
                (Date of earliest event reported)


                 NATIONAL CITY BANCSHARES, INC.
     (Exact name of registrant as specified in its charter)



    INDIANA                  0-13585               35-1632155
(State or other            (Commission           (IRS Employer
jurisdiction of            File Number)       Identification No.)
incorporation)


 227 Main Street, P.O. Box 868, Evansville, Indiana  47705-0868
            (Address of principal executive offices)


Registrant's telephone number, including area code:  812-464-9677


Former name or former address, if changed since last report:  N/A

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Pursuant to Section 13 or Section 15(b) of the Securities and
Exchange Act of 1934, Registrant hereby makes current report regarding the following event:


Item 4.  Changes in Registrant's Certifying Accountant

On May 20, 1998, National City Bancshares, Inc. (the "Registrant") engaged the accounting firm of Coopers & Lybrand, L.L.P. as principal accountants. Coopers & Lybrand, L.L.P. replaces McGladrey & Pullen, LLP ("McGladrey") as of the date reported above. The change in the Registrant's independent accountants was the result of a formal proposal process involving two accounting firms. The decision to change accountants was approved by the Registrant's Board of Directors.

During the two most recent fiscal years and the subsequent interim period prior to May 20, 1998, there have been no disagreements with McGladrey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, or any reportable events.

McGladrey's report on the consolidated financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainly, audit scope, or accounting principles.

None of the following events has occurred within the Registrant's two most recent fiscal years or the subsequent interim period preceding the change in accountants.

     (A) McGladrey has not advised the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements do not exist;

     (B) McGladrey has not advised the Registrant that information had come to the accountant's attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

     (C) (1) McGladrey has not advised the Registrant of the need to expand significantly the scope of its audit, or that information has come to the accountants' attention that if further investigated could (i) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that could prevent it from rendering an unqualified report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the Registrant's financial statements), and (2) due to the accountant's dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

     (D) (1) McGladrey has not advised the Registrant that information has come to the accountant's attention that it concluded materially impacts the fairness or reliability of either (i) a previously issued audit report or the underlying financial statements, or
          (ii) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements issued or to be issued covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's dismissal, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its dismissal.

During the two most recent fiscal years, and the subsequent interim period prior to engaging Coopers & Lybrand L.L.P., neither the Registrant, nor anyone on its behalf, consulted Coopers & Lybrand L.L.P. regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, where either a written report was provided to the Registrant or oral advice was provided, that Coopers & Lybrand L.L.P. concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Registrant has requested that McGladrey furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of McGladrey's letter to the SEC dated
May 27, 1998 is attached as an exhibit to this report.


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Item 7.  Financial Statements and Exhibits

  Financial Statements

       None

  Exhibits

     Exhibit No.    Description
     -----------    -----------
        16          Letter re Change in Certifying Accountant


                            SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NATIONAL CITY BANCSHARES, INC.



Date:  May 27, 1998                /S/ STEPHEN C. BYELICK, JR.
                                   ------------------------------
                                   Stephen C. Byelick, Jr.
                                   Secretary/Treasurer

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                            EXHIBIT INDEX

EXHIBIT NUMBER      DESCRIPTION OF EXHIBIT

     16             Letter re Change in Certifying Accountant

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